TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 TXMD Overview August 2015 w w w . T h e r a p e u t i c s M D . c o m A Woman’s Health Company THER - 0061 V3 8 /15

2 2 This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies as well as statem ent s, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate wi ll or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “sh ould,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on ass umptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected futu re developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor; the length, co st and uncertain results of our clinical trials; potential adverse side effects or other safety risks that could preclude the ap pro val of our hormone therapy drug candidates; our reliance on third parties to conduct our clinical trials, research and development and manufacturing; the availability of reimbursement from government authorities and health insurance companies for our products; th e impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock; and the concentration of power in our stock ownership. PDF copies of press releases and financial tables can be viewed and downloaded at our website : http://www.therapeuticsmd.com/pressreleases.aspx. Forward - Looking Statements

3 3 TherapeuticsMD (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on patented SYMBODA ™ technology, developed to enable new bio - identical hormone combinations, forms and administration routes

4 4 Pipeline Targets Large Markets 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, 12 months as of June 30, 2015. 2) Pinkerton , J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. 3)) Estimated U.S. sales, based on half estradiol patch sales. * In July 2014 we temporarily suspended enrollment in the Spry Trial and, in October we temporarily stopped it in order to update the Phase 3 protocol based on discussions with the FDA. We intend to update the Phase 3 protocol to, among other things, target only those women with secondary amenorrhea due to polycystic ovarian syndrome and to amend the primary endpoint of the trial. Pre - Clinical Phase 1 Phase 2 Phase 3 U.S. Market Opp. ($MM) Combination: 17 ß Estradiol + Progesterone TX - 001HR $ 2,200 1,2 17 ß Estradiol in VagiCap ™ TX - 004HR $1,546 1 Oral Progesterone TX - 002HR TXMD t emporarily s topped trial * $416 1 Transdermal Progesterone TX - 005HR Transdermal Estradiol + Progesterone TX - 006HR $407 3 $81 1

5 Key Milestones 4Q 15 ▪ Report Phase 3 Rejoice Trial topline results ▪ Complete Phase 3 Replenish Trial enrollment ▪ NAMS meeting ▪ 3 presentations ▪ Compounding symposium ▪ Phase 3 Rejoice Trial last subject l ast v isit 1H 16 ▪ NDA filing TX - 004HR ▪ Transdermal estradiol and progesterone Phase 1 results 2H 16 ▪ Phase 3 Replenish Trial last subject out ▪ Report Phase 3 Replenish Trial topline results (4Q 16 – 1Q 17) ▪ Transdermal estradiol and progesterone Phase 2 results 3Q 15

6 6 TX - 004HR VVA Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- Diagnosed in approximately 50% of postmenopausal women[1]
- Most bothersome symptom commonly reported is dyspareunia[1]
- FDA guidance for efficacy requirements:
  - Statistically significant increase in superficial cells
  - Statistically significant decrease in parabasal cells
  - Statistically significant change in vaginal pH
  - Statistically significant reduction in severity of dyspareunia

Healthy Vaginal Tissue

Superficial cells: >15%
Intermediate cells: 80%
Parabasal cells: < 5%



Atrophic Vaginal Tissue



<5%
60%
>30%

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

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TherapeuticsMD®

8 8 VVA Market – Established and Growing Product 2 Compound TRx 1 12 Month Rolling (000) U.S. Sales ($MM) 1 12 Month Rolling WAC Price 3 Premarin ® Cream Equine vaginal estrogen 1,774 $511 $263.52 Vagifem ® Tablets Vaginal e stradiol 1,851 $463 $306.00* Estrace ® Cream Vaginal estradiol 1,751 $406 $240.05 Osphena ® Tablets Oral SERM 280 $67 $158.00 Estring ® Vaginal estradiol ring 336 $99 $283.66 Total 5,992 $1,546 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, 12 months as of June 30, 2015. 2) Femring data i s excluded due to VMS indication. 3) Medi - Span Price Rx Basic as of 6/10/15. * for 18 tablets ($136.00 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR. All trad em arks are the property of their respective owners. • U.S. sales more than doubled since 2008 • Global market expected to be $2.1 billion in 2022 4 • Currently no generic competition • 32 million U.S. women currently experiencing VVA symptoms

9 9 VVA Market Dynamics – Ready for New Product Mean treatment duration 46 days 4 Creams 1) IMS Health Plan Claims (April 2008 - Mar 2011 ). 2) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498. 3 ) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause. 2013;20(9): 888 – 902. 4 ) Portman , D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vaginal At rop hy. Menopause : The Journal of The North American Menopause Society Vol. 22, No. 11, Published online ahead of print May 4, 2015. Only 2.3MM U.S. women t reated with Rx product 1 Mean treatment duration 103 days 4 Tablets • Messiness 2 • Long - term safety 2 • Dose preparation by user required 3 • Long - term safety 2 • Systemic absorption 2 Women primed for conversion to new product

10 10 30MM Many untreated due to e strogen e xposure concerns 30MM Women with VVA Untreated in U.S. ** 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause. 2013;20(9): 888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e W omen’s Health Initiative. Menopause. 2011;18(11):1160 – 1171 . 3 ) IMS Health Plan Claims (April 2008 - Mar 2011). 2.3MM Rx treated 3 32MM Symptomatic VVA 1,2 $1.5 Billion $19 Billion $20 + Billion Opportunity 7% Currently treated 3 93% Not treated ** ** Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of V VA and therefore do not halt or reverse the progression of this condition.

11 11 Loss due to market share decline Vagifem ® 25 mcg to 10 mcg Market Share 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, Annual Data 2009 - 2014. * Vagifem 25 mcg was discontinued on July 30, 2010. Vagifem 10 mcg was approved by the FDA November 25, 2009 and began shipping to pharmacies in Q1 2010. * Vagifem is a registered trademark of Novo Nordisk A/S Corp. Vagifem Year 2009 2014 Dosage Strength 25 mcg * 10 mcg * Market Share 1 (%) 40% 32% • VVA market TRx increased 15% 2009 - 2014 1 • Vagifem had an 18% decrease of its own market share moving to 10 mcg only

12 Phase 2 showed patient satisfaction; 97% said “easy to use” Improved user e xperience Phase 1 data with 10 mcg and 25 mcg suggest lower systemic absorption Lower systemic e xposure Phase 3 evaluating broad range of doses, including 4, 10 and 25 mcg New lower e ffective d ose Phase 2 d emonstrated efficacy in 14 days Faster onset of action TX - 004HR – Target Product Profile Target Product Profile being evaluated in ongoing Phase 3 Rejoice Trial Target Goals Preliminary Supportive Data

TX-004HR Vaginal Estradiol U.S. Launch Timeline

Rejoice TRIAL

Q1 '15	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17
		Enrollment Completed	Topline Report					
			NDA Prep/Filing/PDUFA (Q4 '15 – Q1 '17)					
Phase 3 (Q1 '15 – Q4 '15)								

- **Phase 3 Trial[1]: 12 weeks, ~100 sites**
- **Subjects: ~700 fully enrolled as of June 2015**
  - 3 active arms: 4 mcg, 10 mcg, 25 mcg (~175 per arm)
  - 175 placebo
- **FDA required Co-Primary Endpoints for Proposed Indication**
  (from baseline to week 12 versus placebo)[2,3]
  - Statistically significant increase in the % of vaginal superficial cells
  - Statistically significant decrease in the % of vaginal parabasal cells
  - Statistically significant change in vaginal pH
  - Statistically significant reduction in the severity of dyspareunia
- **Additional Endpoints**
  - PK measures Days 1,14, 84
  - FSFI (Female Sexual Function Index), acceptability survey

1) NCT02253173; https://clinicaltrials.gov/ct2/show/NCT02253173?term=rejoice&rank=1.
2) Each arm (4 mcg, 10 mcg, and 25 mcg) tested against each co-primary endpoint.
3) The FDA has noted that a single, large, well-controlled clinical trial to support safety and efficacy should be sufficient to submit an NDA for TX-004HR for the proposed indication and that to support the indication in a single trial, evidence of efficacy for a given dose would need to show statistical significance of at least a .01 level.

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TherapeuticsMD®

TX-004HR Phase 3 Trial Timelines & Milestones

Rejoice TRIAL



1st Subject Screened
Q3 2014
Q4 2014
1st Subject Randomized
Last Subject Enrolled
Q2 2015
Q3 2015
Last Subject Last Visit**
Last Subject Complete*
(Endometrial biopsy rate limiting)
Q4 2015
Database Lock
Q4 2015
Topline Report

<u>Last Subject Last Visit Details*</u>

- Last subject last visit scheduled for Sept 2015
- Endometrial biopsy (EB) – 3 independent pathologists must read
- If insufficient tissue, repeat EB
- If insufficient tissue on repeat biopsy – transvaginal ultrasound (TVU) assessment
- If endometrium >4 mm on TVU, then hysteroscopy guided biopsy with specimens sent to all three pathologists

** A telephone interview is conducted at Week 14 (15 days after the last dose of investigational product as per study protocol).

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TherapeuticsMD®

TX-004HR Phase 2 Study
Double-blind and Placebo-controlled

Study Design

- 48 postmenopausal women with VVA (24 active, 24 placebo)
- Randomized 1:1 to 10 mcg; 1x daily for 2-week period
- Endpoints measured at 2 weeks; same endpoints to be measured in Phase 3 at 12 weeks

Co-primary Endpoint Results[1]

- Increase in superficial cells 35% treatment vs. 4% placebo (*P*=0.0002)
- Decrease in parabasal cells 54% treatment vs. 4% placebo (*P*<0.0001)
- Decrease in vaginal pH -0.97 units for treatment vs. -0.34 units for placebo (*P*=0.0002)
- Numerical reduction of most bothersome symptoms

Secondary Endpoint Results

- Improved patient satisfaction, 97% said easy to use[2]
- Reduction in atrophic effects on epithelial integrity and vaginal secretions[3]

15

1) Pickar, J.H. et al, Pilot and Pharmacokinetic Studies of Solubilized Estradiol Administered Vaginally in a Softgel Capsule. *Menopause*. 2014; Vol.23, No.12, S-6, 1328.
2) Kingsberg, Sheryl."Patient Experience with Solubilized Estradiol Given Vaginally in a Novel Softgel Capsule (VagiCap™) presented 2015 Annual Meeting ISSWSH, Feb 20, 2015.
3) Constantine, G.D., "Vaginal Physical Examination Correlates with Vaginal Epithelial Cells and pH and Can Be Used to Assess Therapeutic Efficacy," FRI-126, ENDO2015.org, Endocrine Society Meeting and Expo Guide, p. 229.

TherapeuticsMD®

16 16 TX - 004HR vs. Vagifem ® Phase 1 Single Dose PK Studies N=36 N=36 Key Findings • Tmax ~2 hours with TX - 004HR and ~ 8 hours with Vagifem • Systemic absorption AUC (0 - 24 hours ) is 2 - to 3 - fold lower with TX - 004HR relative to Vagifem 0 6 12 18 24 0 10 20 30 40 Study 499 - 10 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap 0 6 12 18 24 0 10 20 30 40 Study 500 - 25 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap Vagifem is a registered trademark of Novo Nordisk A/S Corp.

17 17 TX - 001HR Combination Program

18 18 Menopause Overview Menopause represents the natural life - stage transition when women stop having periods and may result in physical and emotional symptoms. • Average age of menopause is 51 years 1 • Hot flashes are due to lower e strogen levels • Estrogen is given to reduce hot flashes • Estrogen causes the uterus to thicken (hyperplasia) • Progesterone is given to non - hysterectomized women to prevent thickening of the uterus 1) National Institutes of Health, National Institute on Aging, https:// www.nia.nih.gov/health/publication/menopause.

FDA Approved Hormone Therapy Market Size

FDA-Approved Product		U.S. Sales ($MM)[1]	Company
17β Estradiol + NETA / DSP Activella® / FemHRT® / Angeliq®	Non bio-identical containing progestins	$37	Warner Chilcott / Bayer / novo nordisk
Generic 17β + Progestins	Non bio-identical containing progestins	$230	Teva Pharmaceuticals
Premarin + MPA Prempro® / Premphase®	Non bio-identical CEE + progestin	$339	Pfizer
Premarin + SERM Duavee®	Non bio-identical CEE + SERM	$19	Pfizer
Paroxetine Brisdelle®	SSRI non-hormonal	$36	Noven Pharmaceuticals, Inc.
Total FDA-Approved Oral Combination Sales		$661	

1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, 12 months as of June 30, 2015.

All trademarks are the property of their respective owners.

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TherapeuticsMD®

20 20 FDA - A pproved No Bio - identical Combinations Compounded Bio - identical Estradiol / Progesterone Hormone Therapy Market = Two Markets $661MM 1 $1,500MM 2 Total Combination E+P Market 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, 12 months as of June 30, 2015. 2) Pinkerton , J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. $2.2 billion =

Number of U.S. Women Using **Non-FDA-Approved** Compounded HT

25TH ANNIVERSARY NAMS THE NORTH AMERICAN MENOPAUSE SOCIETY

Pinkerton, J.V. Compounded bio-identical hormone therapy: identifying use trends and knowledge gaps among U.S. women. *Menopause* Vol.22, No.9, 2015.

ENDO 2015

Pinkerton, J.V. Menopause Hormone Therapy (MHT) Usage: FDA-Approved MHT has decreased while Compounded non-FDA-approved MHT has increased, ENDO, 2015.

2015 ACOG Annual Clinical and Scientific Meeting

Archer, D.F., et al. Prevalence of Use and Cost of Compounded Menopausal Hormone Therapy (CMHT) 2015 ACOG, presentation, May, 2015.

1-2.5MM U.S. women using custom-compounded menopausal hormone therapy

30MM* Annual custom-compounded prescriptions

$49 Average monthly cash cost

* The reported number of annual custom compounded hormone therapy prescriptions is estimated at 26MM to 33MM.

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TherapeuticsMD®

Evidence Supports Bio-identical Progesterone

Favorable Clinical Profile Compared to Synthetic Progestins

Bio-identical Progesterone	Synthetic Progestins	References
Favorable CNS profile	No benefit on sleep properties	Freeman E, et al[1]
Favorable breast profile	Increased risk of breast cancer	E3N-EPIC[2]
Favorable cardiovascular profile	Increased risk of MI, stroke, VTE	PEPI[3], ELITE[5]
Favorable lipid profile	Less favorable lipid profile effects (cholesterol, LDL, trigycerides)	PEPI[3]
Adequate endometrial protection	Adequate endometrial protection	PEPI[4]
Low incidence of bleeding	High incidence of bleeding	Lorrain, et al.[6]

1) Freeman E, Rickels K, Sondheimer S J. et al. A double-blind trial of oral progesterone, alprazolam and placebo in treatment of severe premenstrual syndrome. JAMA. 1995;274:51–57.
2) Fournier A, Berrino F, Clavel-Chapelon F. Unequal risks for breast cancer associated with different hormone replacement therapies: results from the E3N cohort study. Breast Cancer Res Treat. 2008;107:103–111.
3) Writing Group for the PEPI Trial . Effects of estrogen or estrogen/progestin regimes on heart disease. Risks factors in postmenopausal women. JAMA. 1995;273:199–208.
4) The Writing Group for the PEPI Trial . Effects of hormone replacement therapy on endometrial histology in postmenopausal woman. The postmenopausal estrogen/progestin interventions (PEPI) trial. JAMA. 1996;275:370–375.
5) Hodis HN, et al "Testing the menopausal hormone therapy timing hypothesis: The early versus late intervention trial with estradiol" AHA 2014; Abstract 13283.
6) Lorrain J, Lalumiere L G, Caron P. The effects of oral micronized progesterone on bleeding patterns, endometrial histology and bone density in postmenopausal woman on hormone replacement therapy. Int J Gynaecol Obstet. 1994;46:77–79.

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TherapeuticsMD®

Evidence Supports Bio-identical Estradiol
Favorable Clinical Profile Compared to Conjugated Estrogens

"CEEs (Premarin) were associated with a higher incidence of venous thrombosis and myocardial infarction than estradiol."[1]

— *Journal of the American Medical Association*, September 2013

"Oral estradiol may be associated with a lower risk of stroke … compared with conventional-dose oral CEE."[2]

— *Menopause*, September 2014

The ELITE trial demonstrated that estradiol is cardioprotective when given during the early postmenopausal years.[3]

— *Circulation*, November 2014

Cochrane meta analysis demonstrated that estradiol is cardioprotective and reduced overall mortality when given 10 years before the onset of menopause.[4]

— Cochrane Collaboration, 2015

23

1) Smith *et al.* Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE) .
2) Shufelt *et al.* Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women's Health Initiative Observational Study.
3) Abstract 13283: Testing the Menopausal Hormone Therapy Timing Hypothesis: The Early versus Late Intervention Trial with Estradiol ;HN Hodis, et al.1 Circulation. 2014; 130:A13283.
4) Cochrane Collaboration; HT for preventing cardiovascular disease in postmenopausal women; Boardmen HMP, **et al., 2015.**

TherapeuticsMD®

24 24 Medical Societies Express Concern Over Compounded Hormones • ACOG and ASRM Committee Opinion states c ompounded hormones may pose additional risks compared to FDA approved products 1 • Lack of Good Manufacturing Practices (GMP) • Variable purity • Variable content uniformity • Variable potency (under/over dose) • Not approved for efficacy and safety • Lack of stability data • Medical societies’ global consensus statement declares that the use of custom - compounded hormone therapy is not recommended 2 1) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005 ). 2 ) Villiers, T.J. et. al., Global Consensus Statement on Menopausal Hormone Therapy, Climacteric , June 2013, Vol. 16, No. 3 : Pages 316 - 337.

25 25 USP 800 – Hazardous Drugs 2,3 • New identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs • Considered “prohibitively expensive” requiring major pharmacy upgrades and renovations to be compliant Compounding Regulations and Enforcement 1) http :// www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm 2) http ://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf 3 ) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf Drug Quality and Security Act (DQSA) 1 • Prohibits compounding of essential copies of an FDA - approved drug except in limited circumstances such as drug shortages • Anticipate significant impact on compounding upon FDA - approval of first combination hormone therapy product

TX-001HR – Target Product Profile

Target Goals	Preliminary Supportive Data
Meet patient demand for bio-identical hormones	Potential for FDA-approved first natural estradiol plus natural progesterone combination softgel
New lower effective dose	Broad range of doses being evaluated in Phase 3
Labeling differentiation	Bio-identical terminology as both hormones similar to those produced by the ovary
Leverage data on natural progesterone and 17β estradiol	Inclusion of progesterone/estradiol differences data via label negotiation

Target Product Profile being evaluated in ongoing Phase 3 Replenish Trial

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TherapeuticsMD®

27 27 • Phase 3 Replenish Trial to enroll 1,750 subjects at ~100 U.S. sites • Four active arms ( N=400/arm) • Estradiol 1 mg/Progesterone 100 mg • Estradiol 0.5 mg/Progesterone 100 mg • Estradiol 0.5 mg/Progesterone 50 mg • Estradiol 0.25 mg/Progesterone 50 mg • Placebo arm (N=150) • 12 - month study with 12 - week VMS substudy endpoints : • Vasomotor substudy : number and severity of hot flashes (4 weeks and 12 weeks) • Endometrial safety: incidence of endometrial hyperplasia (12 months) 27 TX - 001HR Estradiol + Progesterone U.S. Launch Timeline Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Phase 3 Vasomotor & Endometrial Safety NDA Prep/Filing/ PDUFA https://clinicaltrials.gov/ct2/show/NCT01942668?term=replenish+trial&rank=1

28 28 Early Stage Pipeline: Transdermal Programs

29 29 Why Transdermal? • Transdermal delivery perceived safer due to a lower first - pass effect • No FDA - approved transdermal progesterone • New TXMD PK data suggest leveraging solubilized progesterone, show elevated and sustained transdermal levels • Leveraging this technology creates an opportunity for new progesterone IP, products and novel dosage forms

30 30 E+P Topical PK Results New Formulation PK Data Suggest Sustained 8 - hour Duration 1 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Progesterone PK (Capillary and Saliva) Log Mean Corrected Capillary Progesterone Log Mean Corrected Saliva Progesterone 0.00 0.50 1.00 1.50 2.00 2.50 3.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Estradiol PK (Capillary and Saliva) Log Mean Corrected Capillary Estradiol Log Mean Corrected Saliva Estradiol • Levels in the saliva and capillary samples are higher than in the serum, where it was not detectable 1 • Consistent with published article from Du and Stanczyk 2013 2 1) Data on File, TherapeuticsMD. 2) Du, Joanna Y. et al; Menopause , 2013, Vol.20, No.11, pp 1 - 7.

Proof Of Concept Efficacy Study[1]



Progesterone or Placebo Cream
Estradiol
Days 1 2 3 4 5 6 7 8
Ovarectomized rat (OVX)



Progesterone Levels
ng prog/mL(g) sample
100
80
60
40
20
0
Placebo Cream
Prog SC
Prog Cream
Plasma
Salivary Gland
Uterus



Uterine Weights
Uterine Weight (g)
0.5
0.4
0.3
0.2
0.1
0.0
*
Placebo Cream
Prog SC
Prog Cream

Mean ± SEM; n=8
* p=0.02 vs. Placebo Cream



Luminal Epithelial Cell Height
cell height (μm)
60
40
20
0
****
****
Placebo Cream
Prog SC
Prog Cream

Mean ± SEM; n=8
**** p<0.0001 vs. Placebo Cream

31

1) Data on File, TherapeuticsMD.

* An ovarectomized rat (OVX) is a female rat whose ovaries have been removed.

TherapeuticsMD®

32 32 Product (Combination E+P) TRx 1 (000) U.S. Sales ($MM) 1 Company Estradiol/Levonorgestrel ( Climara Pro®) 111 $23 Estradiol/Norethindrone Acet ( CombiPatch ®) 383 $58 Total Combination Transdermal Sales 494 $81 Transdermal Market Opportunity Product (Estradiol Only) TRx 1 (000) U.S. Sales ($MM) 1 Company Estradiol (Patch, Gel, Spray) ( Alora ®, Climara ®, Estraderm®, Menostar ®, Vivelle ®, Vivelle - Dot®, Minivelle ®; Divigel ®, Elestrin ®, Estrogel ®; Evamist ®) 5,674 $814 Total Estradiol Transdermal Sales 5,674 $814 17 1) Symphony Health Solutions PHAST 2.0 Prescription Monthly Data, 12 months as of June 30, 2015. All trademarks are property of their respective owners.

33 33 Intellectual Property Update

34 Growing Patent Portfolio 34 Filed Provisional Non - Provisional Issued U.S. 48 15 22 11 Ex - U.S. 61 • Seven new patents issued in 2015 strengthening competitive barriers to entry and building on layered coverage strategies • Others issued: • Field spanning estradiol and progesterone pharmaceutical compositions and methods • OPERA reporting and analysis software patent • Layered patent strategies • Field spanning pharmaceutical compositions and methods by family of estradiol and progesterone alone and in combination • Siloed strategy for each product

35 Worldwide Patent Filings* *Not all patent filings filed in all jurisdictions . Strong IP Portfolio with 61 Patents Pending in 12 Jurisdictions Outside the United States

36 36 Investment Rationale

37 37 Investment Rationale • Worldwide commercial rights for multiple hormone therapy products in Phase 3 and earlier stages: • Well - known chemical entities with established safety and efficacy thresholds; 505(b)(2) • Unique, large, and growing markets with favorable competitive dynamics (DQSA) • Additional early stage pipeline candidates • Strong foreign IP portfolio with 61 patent applications pending in 12 foreign jurisdictions • Growing U.S. commercial business marketing prescription and OTC prenatal vitamins • Customer base of OB/GYNs and other women’s health specialists • Recognized by Deloitte Technology Fast 500 as 41 st in North America • Experienced management team with proven development and commercial success in women’s health

38 TXMD: Financial Snapshot Listing Exchange NYSE MKT Shares outstanding 177.5 million (as of August 3, 2015) Cash $67.2 million (as of June 30, 2015) Financing net proceeds $ 32.2 million (offering July 10, 2015) Debt $ 0 million

39 39 Thank You! w w w . T h e r a p e u t i c s M D . c o m

40 40 Appendix

Long-Term Growth Opportunity

DIVERSE PRODUCT PORTFOLIO
- Two Phase 3 products
  - Trial completion for lead product expected Q4 2015
  - Complete enrollment for second product expected Q4 2015
- Pipeline of 8 novel products
- Expedited and cost effective development – 505(b)(2) pathway
- Unpartnered with worldwide rights

LARGE UNDERSERVED MARKETS
- Phase 3 products address ~85 million patients
- Unmet need for safe and effective treatments
- DQSA supports commercial opportunity
- Initial HT market opportunity >$3.5B

WOMEN'S HEALTH EXPERTISE
- Experienced clinical team
- Existing commercial infrastructure
- Established customer relationships (OB/GYNs)

SYMBODA™ TECHNOLOGY
- Addresses key formulation and delivery challenges
- VagiCap™ – enhanced gelcap technology
- Transdermal portfolio in development
- 109 patents filed/granted

EFFICIENT FUNDING
- No debt
- $200M raised publicly to date

41
TherapeuticsMD®

TX-004HR Phase 2 Study
Patient Experience Secondary Endpoint

Patient Experience Survey Results Summary[1]

- 97% reported "easy to use"
- 96% reported the TX-004HR softgel (VagiCap™) was "easy to insert"
- 94% reported "convenient to use"
- 0% experienced expulsion of capsule
- >60% "very satisfied"; 8% were "dissatisfied"
- 63% reported quality of life was "somewhat better" to "much better" after only 14 days of use

The satisfaction and quality of life questions were not defined and therefor open to patient interpretation

1) Kingsberg, Sheryl."Patient Experience with Solubilized Estradiol Given Vaginally in a Novel Softgel Capsule (VagiCap™) presented 2015 Annual Meeting ISSWSH, Feb 20, 2015.

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TherapeuticsMD®